EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Kam Shah,  Chief  Accounting  Officer  of Webtradex International, Inc., (the "Company"),  hereby  certify,  pursuant to 18 U.S.C.  Section  1350,  as adopted pursuant  to  Section  906  of  the  Sarbanes-Oxley  Act of  2002,  that,  to my knowledge:

     (1) The  Company's  Quarterly  Report on Form 10-Q for the quarter  ended September 30, 2010, as filed with the Securities and Exchange  Commission on the date hereof (the  "Report"),  fully  complies with the  requirements  of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The  information  contained  in the  Report  fairly  presents,  in all material  respects,  the  financial  condition  and results of operations of the Company.

/s/ Kam Shah
Kam Shah
Chief Accounting Officer

Date: November 15, 2010

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic  version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.